EXHIBIT 10.16


                          BUSINESS CONSULTING AGREEMENT

THIS BUSINESS CONSULTING AGREEMENT ("Agreement") is made and entered into this 21st day of August, 2002, by and between, Material Technologies, Inc, d/b/a Matech, Inc., a California corporation, with its principal place of business at 11661 San Vicente Blvd., Suite 707, Los Angeles, CA 90049 ("Company"), and Circle Group Internet, Inc., an Illinois corporation with its principal place of business at 1011 Campus Drive, Mundelein, Illinois 60060 ("Consultant").

                                    RECITALS

     A. The Company is engaged in research and development, and the business of detecting cracks and fatigue in metal structural components.

     B. The Consultant provides business-to-business consulting services which assist companies in many aspects of their business, including business plan development, Internet marketing strategy development, web site design, technology support, management consulting, corporate communications, sales training and strategic networking.

     C. The Company desires to avail itself of the Consultant's experience, skills and abilities, and background and knowledge, and engages the Consultant upon the terms and conditions set forth in this Agreement

     D. The Consultant agrees to be engaged and retained by the Company upon said terms and conditions.

     E. The parties hereto have each established a valuable reputation and goodwill in their respective businesses.

     F. Each contractual party, by virtue of its relationship with the other party, will become familiar with and possessed with the manner, methods and other confidential information pertaining to the other party's business activities.

NOW, THEREFORE, in consideration of the recitals, promises and conditions in this Agreement, the Consultant and the Company agree as follows:

1.     Consulting  Services.
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(a)     During  the  term  of  this  Agreement,  the  Consultant  shall  provide consulting services to the Company. These consulting services shall be reasonably requested by the Company, and shall be performed by the Consultant on such schedule as is reasonably determined by the Consultant, giving due consideration to the reasonable requirements of the Company. Unless otherwise mutually agreed, the Consultant shall perform all consulting services at its principal place of business or other offices. The Consultant's contractual services may be performed by any one of the Consultant's employees or consultants , who is reasonably qualified to perform such services. The consulting services rendered by the Consultant to the Company shall include, but not limited to:

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i.     Marketing  materials  creation  and  development;

ii. Corporate communications, including investor relations and public relations campaigns;

iii. Strategic networking to assist the Company in linking its name and staff with beneficial contacts; and

iv. Strategy and planning consulting to assist the Company in identifying and analyzing market opportunities, as well as anticipating competitive behavior.

(b) The Consultant shall collaborate with the Company while designing the content and marketing terms to be used on the Company's web site to effectively market the Company. These content and marketing terms shall include, but are not limited to, creating effective and attention-getting descriptive phrases highlighting the Company, which shall increase the effectiveness of search engine registration and keyword computation. The Consultant shall also expose the Company to other proprietary methods to increase site rank and increase exposure to newsgroups on various news-wire services. The Company shall have the right to approve each aspect of the design, content and marketing methods of the Company's web site prior to its publication.

2.     Duration.  The  term  of  this  Agreement shall be for a period of twelve
       ---------
(12) months commencing on the execution date of this Agreement and ending on August20, 2003.

3.     Termination.
       -----------

(a) Parties' Termination Right. This Agreement is subject to termination at any time, by either party, with 30 (thirty) days written notice.

4.     Compensation.  As  compensation  for its contractual consulting services,
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Consultant  shall  receive  the  following:

(A) $5,000 initial fee, a $5,000 fee per month for the first two (2) months of the agreement and a $2,500 fee for the remaining 10 consecutive months of the agreement starting August 21, 2002 through August 21, 2003. Said fees will be accrued and funded from any funding received by the Company from an introduced party of the Consultant.

(B) 20,000 warrants per month for each month this agreement is in effect, at a warrant strike price equal to the closing price of MTEY on the last trading day of each month in which this consulting agreement remains in effect. Said warrants shall expire 3 years from issuance. The aforementioned warrants are subject to full "piggyback" and demand registration rights, as detailed in Registration Rights Agreement. The 240,000 warrants represent the maximum amount and only warrants issued to Consultant under this Agreement.

5.     Registration  Rights.  See  Registration  Rights  Agreement.
       --------------------

6.     Ownership  of  Work  Product.  All copyrights, patents, trade secrets, or
       ----------------------------
other intellectual property rights associated with any ideas, concepts, techniques, inventions, processes, or works of authorship developed or created by Consultant or its personnel during the course of performing Company's work shall belong exclusively to the Company and shall, to the extent possible, be considered work made for hire. Consultant automatically assigns, and shall cause its personnel automatically to assign, at the time of the creation of the work product, without any requirement of further consideration, any right, title, or interest it or they may have in such work product, including any copyrights or other intellectual property rights pertaining thereto.

7.     Entire  Agreement.  This Agreement sets forth the entire understanding of
       ------------------
the parties relating to the Agreement's subject matter and supersedes any prior communications, under-standings and agreements between the parties. This Agreement may not be terminated or modified, nor can any of its provisions be waived, except by written agreement signed by both contractual parties.

8.     Facsimile  Copies.  A  facsimile  copy  of  a  signed  original  of  this
       -----------------
Agreement  shall  be  sufficient  to  bind  the  parties.

9.     Enforceability.  If  any  portion  of this Agreement is deemed to be void
       --------------
for any reason, then that portion shall be severed. The remaining provisions of this Agreement, shall not be nullified, but shall be regarded as valid and enforceable to the fullest extent permitted under Illinois law.

10.     Cooperation.  Both  parties shall cooperate fully with each other in the
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performance  of  their  respective  obligations  under this Agreement including, without limitation, providing all necessary information, executing all documents and performing all actions reasonably required in connection with such performance.

11.     Independent  Contractor.  This  Agreement  shall  not  constitute  an
        -----------------------
employer-employee relationship. Pursuant to the parties' intention, the Consultant shall at all times serve as an independent contractor of the Company. Therefore, unless otherwise authorized, the Consultant shall not have any authority to act as the agent of the Company and shall not have the authority to, and shall not, bind the Company to any agreements or obligations with a third party. Subject to the express contractual provisions, the manner and means utilized by the Consultant in the performance of its contractual services shall be under the sole control of the Consultant.

12.     Confidentiality.  In the absence of the disclosing party's prior written
        ---------------
consent, the receiving party shall in no manner disclose the existence or the content of any information to any third party regardless if the information was disclosed to the receiving party orally, in writing, or by any other means in conjunction with the provided services ("Confidential Information"). The Consultant may disclose the information to its employees, but only to the extent necessary to carry out the purpose of the Agreement. Each party further warrants and agrees to use its best efforts to prevent the disclosure of any information by its employees, as well as any of its agents, successors, heirs and assigns to whom such information is disclosed, including by obtaining a written agreement of each such person to maintain the confidentiality of the information.

(a) Neither party shall disclose the terms and conditions of this Agreement to any third-party, except as required by law, or by governmental regulations, requirement or order, or as may be necessary to establish or assert its rights hereunder, or unless mutually agreed upon by the parties. However, absent the other party's consent, either party may disclose this Agreement's terms and conditions to a third party on a need to know basis in connection with a financing, merger or acquisition transaction.

(b) Notification. Each party shall promptly notify the other party in writing concerning any knowledge that party possesses regarding any unauthorized party's possession, use, or knowledge of any portion of the other party's Confidential Information.

(c) Return of Confidential Information. Upon the disclosing party's request, the receiving party shall promptly return the disclosing party's confidential information. However, the receiving party need not return the relevant confidential information if that party is expressly authorized to use that Confidential Information under this Agreement, or if possession if necessary for the receiving Party to perform its contractual obligations.

(d) The provisions of this paragraph shall survive the termination and expiration of this Agreement.

13.     Representations  and Warranties.  The Company represents and warrants to
        -------------------------------
the  Consultant  as  follows:

(a) This Agreement has been duly authorized, executed and delivered on behalf of the Company, and is the valid and binding obligation of the Company. Further, this Agreement is enforceable in accordance with its contractual terms, subject only to the effect, if any, of bankruptcy laws or similar laws relating to the insolvency of debtors and to principles of equity. However, the Company's indemnification and/or contribution obligations under this Agreement may be limited under Federal or applicable state securities laws.

(b) Regardless of lapse of time, the Company's execution delivery and compliance with this Agreement and the Company's consummation of the contemplated transactions shall not:(i) result in a material conflict with or breach of any of the material terms or provisions of, or constitute a default under, or result in the modification or termination of, or require consent under, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the material properties or assets of the Company pursuant to the terms of, any agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject, or (ii) violate the Company's articles of incorporation or by-laws or (iii) have any material effect on any material license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its properties or businesses.

14.     Indemnification.
        ---------------

(a) The Company's acts, statements and representations to third parties are the sole responsibility of the Company. The Company agrees to indemnify the Consultant and hold the Consultant harmless from any liabilities, claims, losses and expenses, including legal costs and expenses incurred by the Consultant, that result from acts, statements and representations made by the Company and its authorized representatives to third parties. The Company represents that all materials provided to the Consultant in relation to the contractual consulting services are truthful and accurate, and that the Consultant may rely upon these materials without independent verification of the facts or other information.

(b) All acts, and oral/written statements and representations made by the Consultant to third parties, absent the Company's approval and which are not made in reliance upon information and/or material furnished to the Consultant by the Company, are the sole responsibility of the Consultant. The Consultant agrees to indemnify the Company for any liability, claims, losses and expenses, including legal costs and expenses, incurred by the Company that result from the Consultant's representations made absent the Company's approval.

(c) In the absence of the Consultant's gross negligence or willful misconduct, the Consultant shall not be liable to the Company or to any officer, director, employee, stockholder or creditor of the Company, for any act or omission in the course of, or in connection with, the provision of advice or assistance. Except in those cases where the gross negligence or misconduct of the Consultant is alleged and proven in a court of competent jurisdiction, the Company agrees to and shall defend, indemnify and hold the Consultant harmless from and against any and all suits, claims, demands, causes of action, judgments, damages, expenses and liability (including court costs and attorney's fees paid in the defense of any specific action) which may in any way result from any activities pursuant to or in any connection with this Agreement.

15.     Taxes.  Generally,  all  taxes,  duties,  and other governmental fees or
        -----
charges arising from the Consultant's receipt of remuneration shall be borne by the Consultant. The sole exception is any fees, costs and expenses, which the Company is responsible for pursuant to Provision 5.

16.     Notices.  Any  required  or  permitted  notice shall be delivered to the
        -------
other party at the address specified above. Notice shall be deemed appropriately tendered under the following circumstances: (a) upon personal delivery to a duly authorized representative; (b) upon confirmation of a telephone facsimile; (c) upon confirmation of receipt of an electronic e-mail; or (d) upon five (5) days passing after mailing a correspondence postage pre-paid by certified or registered mail or overnight courier. Either party may change its address by written notice in accordance with this provision.

17.     Governing  Law.  This  Agreement  shall  be  governed  by, construed and
        --------------
enforced in accordance with the laws of the State of Illinois. Any action or proceeding in connection with this Agreement shall be brought in the Nineteenth Judicial circuit, Lake County, Illinois, or in the United States District Court for the Northern District of Illinois, the Company irrevocably consenting to the jurisdictionThe prevailing party in any such proceeding shall be entitled to recover its costs, including reasonably incurred attorneys' fees.


18.     Attorneys'  Fees.  The  Company  shall  reimburse the Consultant for any
        -----------------
legal or other expenses reasonably incurred by the Consultant in connection with investigating, preparing to defend or defending any lawsuits, claims, or other proceedings arising in any manner out of or in the Consultant's enforcement of the payment terms of this Agreement.

19.     Assignment.  This  Agreement  shall  be  binding  upon  and inure to the
        ----------
benefit of the detailed parties and their respective legal representatives, successors, and assigns. Neither party shall make an assignment of this Agreement without the prior written consent of the other Party. A party's request for an assignment shall be in writing and sent to the other party's above detailed address. The other party shall respond to the assignment request within ten (10) business days. Any party's assignment absent the other party's consent shall be null and void.

20.     Execution  in  Counterparts.  This  Agreement  may be executed in one or
        ---------------------------
more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

          CIRCLE  GROUP  INTERNET,  INC.  (Consultant)

              /s/ Gregory J. Halpern
          By:___________________________
          Gregory  J.  Halpern,  CEO



          MATERIAL  TECHNOLOGIES,  INC.  (Company)

             /s/ Robert Bernstein
          By:___________________________
          Robert  Bernstein,  CEO